Repurchase of Shares	12 Months Ended
Sep. 30, 2013
Equity [Abstract]
Repurchase of Shares

Note 12 — Repurchase of Shares

From time to time, the Company’s board of directors has adopted share repurchase plans authorizing the repurchase of the Company’s outstanding ordinary shares. The current share repurchase plan authorizes the repurchase of up to $500,000 of the Company’s outstanding ordinary shares with no expiration date. In fiscal 2013, the Company repurchased approximately 10,370 ordinary shares at an average price of $35.38 per share (excluding broker and transaction fees). As of September 30, 2013, the Company had remaining authority to repurchase up to $335,866 of its outstanding ordinary shares. The authorization permits the Company to purchase its ordinary shares in open market or privately negotiated transactions at times and prices that it considers appropriate.